Exhibit 99.1

Premiere Global Services Reports First Quarter 2009 Results: Revenues Increased to $155.9M, Non-GAAP Diluted EPS $0.25*

Results Driven by 12% Growth in Conferencing Solutions (17% Adjusting for Currency*)

Company Anticipates Continued Growth in Revenues and Profitability in 2009

ATLANTA--(BUSINESS WIRE)--April 23, 2009--Premiere Global Services, Inc. (NYSE: PGI), a global provider of on-demand, applied communication technologies, today announced results for the first quarter ended March 31, 2009. Consolidated net revenues increased 2.0% (7.3% on a constant currency basis*) to $155.9 million in the first quarter of 2009, compared to $152.9 million in the first quarter of 2008. In the first quarter of 2009, operating income totaled $18.0 million, net income totaled $10.2 million and diluted EPS totaled $0.17, compared to $19.6 million, $9.0 million and $0.15, respectively, in the first quarter of 2008. Non-GAAP diluted EPS was flat at $0.25* (increased 12.0% to $0.28 on a constant currency basis*) in the first quarter of 2009, excluding the items set forth on the attached reconciliation of non-GAAP financial measures table.

In the first quarter of 2009, the Company earned nearly 39% of its consolidated net revenues outside of the United States. The Company estimates that changes in foreign currency exchange rates during the first quarter of 2009 negatively impacted its financial results as set forth in the table below and noted on the attached reconciliation of non-GAAP financial measures table:

		Impact of fluctuations
	Q1 - 09	in foreign currency	Q1 - 09
	(Constant currency*)	exchange rates	(Actual)
	(Unaudited, in thousands, except per share data)

Consolidated Net Revenues	$164,063	($8,192)	$155,871
Non-GAAP Operating Income*	$27,379	($1,461)	$25,918
Non-GAAP Net Income*	$16,766	($1,806)	$14,960
Non-GAAP Diluted EPS from Net Income*	$0.28	($0.03)	$0.25

“We are pleased with our first quarter performance, as we continued to grow our business despite a worsening global economy,” said Boland T. Jones, Founder, Chairman and CEO of Premiere Global Services, Inc. “While we continue to generate meaningful organic growth in our conferencing solutions, our overall growth is being impacted by the global recession and lower spending on transactional and marketing-related communications, particularly in our email- and fax-based solutions.

We plan to continue our path of focused investment along with prudent expense management in order to build a foundation for accelerated growth as the economy rebounds. Based on the current positive trends in our business and our solid pipeline of new customer opportunities, and assuming no significant changes in today’s foreign currency exchange rates, we continue to believe that we will grow both our revenues and profitability in 2009.”

Revenue Detail

Revenue from the Company’s PGiMeet conferencing and collaboration solutions grew 12.2% (17.0% on a constant currency basis*) to $117.9 million in the first quarter of 2009, compared to $105.1 million in the first quarter of 2008.

In the first quarter of 2009, net revenue in the Company’s reportable segments changed from the comparable prior year quarter as follows:

  North America grew 5.1% (6.9% on a constant currency basis*) to $99.8 million, versus $95.0 million;
  Europe decreased 3.7% (increased 14.4% on a constant currency basis*) to $28.9 million, versus $30.0 million; and
  Asia Pacific decreased 2.9% (increased 1.4% on a constant currency basis*) to $27.1 million, versus $27.9 million.

* To supplement the Company’s consolidated financial statements presented in accordance with GAAP, we have included the following non-GAAP measures of financial performance: non-GAAP operating income, non-GAAP net income, non-GAAP diluted EPS and organic growth. The Company has also included these non-GAAP measures, as well as consolidated net revenues, segment net revenue and certain solutions revenue, on a constant currency basis. Management uses these measures internally as a means of analyzing the Company’s current and future financial performance and identifying trends in our financial condition and results of operations. We have provided this information to investors to assist in meaningful comparisons of past, present and future operating results and to assist in highlighting the results of ongoing core operations. Please see the table attached for calculation of these non-GAAP financial measures and for reconciliation to the most directly comparable GAAP measures. These non-GAAP financial measures may differ materially from comparable or similarly titled measures provided by other companies and should be considered in addition to, not as a substitute for or superior to, measures of financial performance prepared in accordance with GAAP.

Conference Call

The Company will hold a conference call at 5:00 p.m., Eastern Time, this afternoon to discuss these results. To participate in the call, please dial-in to the appropriate number 5-10 minutes prior to the scheduled start time: (877) 704-5378 (U.S. and Canada) or (913) 312-1294 (International).

The conference call will be simultaneously webcast. Webcast information can be found at www.premiereglobal.com/investors. You may also follow this link for details on the web replay and for the text of the earnings release, including the financial and statistical information to be presented during the call.

A replay will be available following the call at 8:00 p.m., Eastern Time, tonight through midnight, Eastern Time, on May 1, 2009, and can be accessed by calling (888) 203-1112 (U.S. and Canada) or (719) 457-0820 (International). The confirmation code is 1724998. The webcast of this call will be archived on the Company’s web site at www.premiereglobal.com/investors.

About Premiere Global Services, Inc.

Premiere Global Services, Inc. is a global provider of on-demand, applied communication technologies. Our PGi Communications Operating System supports business applications within the following solution sets: PGiMeet, PGiSend, PGiNotify and PGiMarket.

Premiere Global is headquartered in Atlanta, Georgia. We have a global presence in 24 countries and nearly one million users from our established base of over 50,000 customers, which includes nearly 90% of the Fortune 500. Additional information can be found at www.premiereglobal.com.

Statements made in this press release, other than those concerning historical information, should be considered forward-looking and subject to various risks and uncertainties. Such forward-looking statements are made pursuant to the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995 and are made based on management's current expectations or beliefs as well as assumptions made by, and information currently available to, management. A variety of factors could cause actual results to differ materially from those anticipated in Premiere Global Services Inc.'s forward-looking statements, including, but not limited to, the following factors: competitive pressures, including pricing pressures; technological changes; the development of alternatives to our services; market acceptance of our new services and enhancements; integration of acquired companies; service interruptions; increased financial leverage; our dependence on our subsidiaries for cash flow; continued weakness in our legacy broadcast fax business; foreign currency exchange rates; customer consolidations, bankruptcies or payment defaults; possible adverse results of pending or future litigation or infringement claims; federal or state legislative or regulatory changes, including government regulations applicable to traditional telecommunications service providers; general domestic and international economic, business or political conditions; a global economic slowdown or changes in the cost or availability of financing; and other factors described from time to time in our press releases, reports and other filings with the SEC, including but not limited to the "Risk Factors" sections of our Annual Report on Form 10-K for the year ended December 31, 2008. All forward-looking statements attributable to us or a person acting on our behalf are expressly qualified in their entirety by this cautionary statement.

PREMIERE GLOBAL SERVICES, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share data)

	Three Months Ended
	March 31,
	2009	2008
	(Unaudited)

Net revenues	$155,871	$152,854
Operating expenses:
Cost of revenues (exclusive of depreciation and amortization shown
separately below)	66,215	61,662
Selling and marketing	37,642	39,851
General and administrative	15,711	16,233
Research and development	4,230	4,059
Depreciation	9,091	7,247
Amortization	3,030	4,243
Restructuring costs	1,594	-
Acquisition-related costs	340	-
Total operating expenses	137,853	133,295

Operating income	18,018	19,559

Other (expense) income:
Interest expense	(4,025)	(4,629)
Unrealized gain (loss) on change in fair value of interest rate swaps	941	(4,592)
Interest income	106	213
Other, net	62	837
Total other (expense)	(2,916)	(8,171)

Income before income taxes	15,102	11,388
Income tax expense	4,878	2,353
Net income	$10,224	$9,035

BASIC WEIGHTED-AVERAGE SHARES OUTSTANDING	58,815	59,331

Basic earnings per share from net income	$0.17	$0.15

DILUTED WEIGHTED-AVERAGE SHARES OUTSTANDING	59,347	60,497

Diluted earnings per share from net income	$0.17	$0.15

PREMIERE GLOBAL SERVICES, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands, except share data)

	March 31,	December 31,
	2009	2008
	(Unaudited)
ASSETS
CURRENT ASSETS
Cash and equivalents	$29,775	$27,535
Accounts receivable (less allowances of $1,830 and $2,069, respectively)	101,248	94,469
Prepaid expenses and other current assets	11,791	12,623
Deferred income taxes, net	10,931	11,184
Total current assets	153,745	145,811

PROPERTY AND EQUIPMENT, NET	131,460	129,077

OTHER ASSETS
Goodwill	347,136	343,954
Intangibles, net of amortization	30,843	32,080
Restricted cash	299	306
Other assets	9,462	9,779
	$672,945	$661,007

LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES
Accounts payable	$52,696	$52,710
Income taxes payable	4,344	3,063
Accrued taxes, other than income taxes	8,022	9,818
Accrued expenses	32,030	33,787
Current maturities of long-term debt and capital lease obligations	2,314	2,455
Accrued restructuring costs	2,155	1,082
Total current liabilities	101,561	102,915

LONG-TERM LIABILITIES
Long-term debt and capital lease obligations	277,352	269,034
Accrued restructuring costs	568	771
Accrued expenses	19,091	20,150
Deferred income taxes, net	13,676	14,303
Total long-term liabilities	310,687	304,258

SHAREHOLDERS' EQUITY
Common stock, $0.01 par value; 150,000,000 shares authorized,
60,604,244 and 60,792,441 shares issued and outstanding in 2009 and 2008, respectively	606	608
Additional paid-in capital	546,232	545,801
Notes receivable, shareholder	(1,829)	(1,803)
Accumulated other comprehensive (loss) income	(12,076)	(8,312)
Accumulated deficit	(272,236)	(282,460)
Total shareholders' equity	260,697	253,834
	$672,945	$661,007

PREMIERE GLOBAL SERVICES, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)

	Three Months Ended
	March 31,
	2009	2008
	(Unaudited)
CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$10,224	$9,035
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	9,091	7,247
Amortization	3,030	4,243
Amortization of deferred financing costs	141	141
Deferred income taxes, net of effect of acquisitions	(783)	(1,429)
Restructuring costs	1,594	-
Payments for restructuring costs	(726)	(929)
Equity-based compensation	2,936	3,462
Excess tax benefits from share-based payment arrangements	(126)	(23)
Unrealized (gain) loss on change in fair value of interest rate swaps	(941)	4,592
Provision (recovery) for doubtful accounts	118	(442)
Loss on disposal of assets	7	-
Changes in assets and liabilities, net of effect of acquisitions:
Accounts receivable, net	(8,096)	(10,222)
Prepaid expenses and other assets	624	51
Accounts payable and accrued expenses	1,552	153
Total adjustments	8,421	6,844
Net cash provided by operating activities	18,645	15,879

CASH FLOWS FROM INVESTING ACTIVITIES
Capital expenditures	(12,571)	(13,692)
Business acquisitions, net of cash acquired	(7,484)	(138)
Net cash used in investing activities	(20,055)	(13,830)

CASH FLOWS FROM FINANCING ACTIVITIES
Principal payments under borrowing arrangements	(56,848)	(167,880)
Proceeds from borrowing arrangements	64,445	170,896
Excess tax benefits from share-based payment arrangements	126	23
Purchase of treasury stock, at cost	(3,391)	(1,027)
Exercise of stock options	307	219
Net cash provided by financing activities	4,639	2,231

Effect of exchange rate changes on cash and equivalents	(989)	214

NET INCREASE IN CASH AND EQUIVALENTS	2,240	4,494
CASH AND EQUIVALENTS, beginning of period	27,535	18,259
CASH AND EQUIVALENTS, end of period	$29,775	$22,753

PREMIERE GLOBAL SERVICES, INC. AND SUBSIDIARIES
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
(in thousands, except per share data)

	Three Months Ended
	March 31,
	2009	2008
	(Unaudited)
Non-GAAP Operating Income (1)
Operating income, as reported	$18,018	$19,559
Restructuring costs	1,594	-
Equity-based compensation	2,936	3,462
Acquisition-related costs	340	-
Depreciation	-	(663)
Amortization	3,030	4,243
Non-GAAP operating income	$25,918	$26,601

Non-GAAP Net Income (1)
Net income, as reported	$10,224	$9,035
Elimination of tax adjustments	-	(1,395)
Unrealized (gain) loss on change in fair value of interest rate swaps	(612)	2,985
Restructuring costs	1,079	-
Equity-based compensation	1,988	2,285
Acquisition-related costs	230	-
Depreciation	-	(438)
Amortization	2,051	2,800
Non-GAAP net income	$14,960	$15,272

Non-GAAP Diluted EPS from Net Income (1)
Diluted EPS from net income, as reported	$0.17	$0.15
Elimination of tax adjustments	-	(0.02)
Unrealized (gain) loss on change in fair value of interest rate swaps	(0.01)	0.05
Restructuring costs	0.02	-
Equity-based compensation	0.03	0.04
Acquisition-related costs	-	-
Depreciation	-	(0.01)
Amortization	0.04	0.04
Non-GAAP diluted EPS from net income	$0.25	$0.25

(1)	Management believes that presenting non-GAAP operating income, non-GAAP income and non-GAAP diluted earnings per share (EPS) provide useful information regarding underlying trends in our continuing operations. Management expects equity-based compensation and amortization expenses to be recurring costs and presents non-GAAP diluted EPS to exclude these non-cash items as well as non-recurring items that are unrelated to our ongoing operations, including tax adjustments, unrealized (gain) loss on change in fair value of interest rate swaps, restructuring costs, and acquisition-related costs. These non-cash and non-recurring items are presented net of taxes for non-GAAP net income and non-GAAP diluted EPS. The portion of depreciation expense excluded from non-GAAP operating income, and excluded from non-GAAP net income and non-GAAP diluted EPS net of taxes, reflects management's review and adjustment of the useful economic lives of depreciable assets.

PREMIERE GLOBAL SERVICES, INC. AND SUBSIDIARIES
RECONCILIATION OF NON-GAAP
CONSTANT CURRENCY ADJUSTMENTS AND ORGANIC GROWTH
Constant Currency Adjustments (2)
			Impact of fluctuations
		Q1 - 09	in foreign currency	Q1 - 09
		(Constant currency)	exchange rates	(Actual)
		(Unaudited, in thousands, except per share data)
	Consolidated Net Revenues	$164,063	($8,192)	$155,871
	North America Net Revenue	$101,518	($1,682)	$99,836
	Europe Net Revenue	$34,265	($5,358)	$28,907
	Asia Pacific Net Revenue	$28,280	($1,152)	$27,128
	PGiMeet Solutions Revenue	$122,964	($5,104)	$117,860
	Non-GAAP Operating Income	$27,379	($1,461)	$25,918
	Non-GAAP Net Income	$16,766	($1,806)	$14,960
	Non-GAAP Diluted EPS from Net Income	$0.28	($0.03)	$0.25

(2)	Management also presents these non-GAAP financial measures, as well as consolidated net revenues, segment net revenue and certain solutions revenue, on a constant currency basis to exclude the effects of foreign currency exchange rates, which are not completely within management's control, in order to facilitate period-to-period comparison of our financial results without the distortion of these fluctuations. These constant currency adjustments exclude any fluctuations in foreign currency exchange rates using the average exchange rates from the current year period and applying them to prior period results.

Organic Growth (3)

			Impact of fluctuations				Organic net
		Consolidated net revenues	in foreign currency	Impact of	Organic net revenue	Consolidated net revenues	revenue
		2008	exchange rates	acquisitions	growth	2009	growth rate
		(Unaudited, in thousands, except percentages)

	Three Months Ended March 31,	$152,854	($8,192)	$3,401	$7,808	$155,871	5.1%

(3)	Management defines "organic growth" as revenue changes excluding the impact of foreign currency exchange rate fluctuations and acquisitions made during the periods presented and presents this non-GAAP financial measure to exclude the effect of these items that are not completely within management's control, such as foreign currency exchange rate fluctuations, or do not reflect our ongoing core operations or underlying growth, such as acquisitions.

CONTACT:
Premiere Global Services, Inc.
Investor Calls
Sean O’Brien, 404-262-8462
Senior Vice President
Strategic Planning & IR